Dear Fellow Shareholder:

I am writing to ask for your support for an important opportunity involving your investment in the Rainier Large Cap Growth Equity Portfolio.

Rainier Investment Management, Inc. (“Rainier”) has entered into an agreement with John Hancock Investment Management Services, LLC (“JHIMS”) that proposes to reorganize the Rainier Large Cap Growth Equity Portfolio into a new mutual fund with substantially identical investment objectives, but offered and managed through the John Hancock organization. The name of the new fund is the John Hancock Rainier Growth Fund, which would be a newly organized series of John Hancock Funds III (the “New Fund”).

After the reorganization, or “fund adoption” as it is sometimes called, JHIMS would be the investment adviser to the New Fund and Rainier would serve as the subadviser responsible for day-to-day portfolio management using the same investment strategy it currently uses for your fund. JHIMS or its affiliates will assist in all other operations of the New Fund, including the distribution of New Fund shares and provision of transfer agency and administrative services. The New Fund’s investment strategies and principal risks are identical and are explained in detail in the enclosed proxy materials.

Rainier’s Motivation for Agreeing to the Fund Adoption

Despite results we are proud of, we have not had the same success attracting investors to the Large Cap Growth Equity Portfolio as we have in our other equity mutual funds. We believe this is attributable at least in part to our institutional distribution focus (such as seeking investments from retirement plans). This fund also faces intense competition with many other funds, many of which are supported by the far greater resources needed to compete for investors. John Hancock’s overall distribution strategy and capabilities extend to both institutional and retail investors, with an especially strong emphasis and success through retail distribution channels (such as individual investors and broker-dealers). Rainier expects that John Hancock’s robust retail distribution franchise would offer a better chance of introducing investors to the large cap growth management capability of Rainier than if we continued on our current path with this fund. Complicating Rainier’s efforts to grow your fund was the inability to clearly distinguish in the investor marketplace the differences between your fund and the much bigger large cap mutual fund also managed by Rainier. In short, Rainier views the proposed adoption transaction as beneficial to Rainier, to John Hancock, and to the shareholders of the Rainier Large Cap Growth Equity Portfolio.

The Reorganization Offers You Potential Advantages

Here are the most important advantages we see:

By combining the two funds, you will become a shareholder in a newly created fund that will benefit from the experience of John Hancock in the distribution of mutual funds through a broader range of channels than currently available to your fund, with a greater potential to increase asset size and achieve important long-term economies of scale. (John Hancock has adopted several other mutual funds and most have grown considerably over their original size.)

In addition, assuming the combined fund realizes its potential for growth, certain administrative costs will be spread across the combined fund’s larger asset base, which can increase the fund’s overall efficiency.

Moreover, as a shareholder of the New Fund, you would have access to the additional investment options and shareholder services offered by the John Hancock family of funds, while pursuing the same investment goals with Rainier as the manager of the investment portfolio.

As explained in more detail later in these materials, for the first two years after the closing date, JHIMS has agreed to limit the total advisory fee rate charged by the New Fund to the same .75% annual rate you currently pay for the Rainier Large Cap Growth Equity Portfolio. Also, for the first year after the closing date, JHIMS has agreed to limit the “net annual operating expenses” of Class A, Class I and Class ADV shares of the New Fund to 1.19%, 0.89% and 1.14%, respectively. That means for most shareholders the annual total expenses of the New Fund should be about the same as your fund and, in some cases, especially those exchanging into the Class ADV and Class I of the New Fund, expenses may go down.

The adoption should have no negative tax impact on shareholders.

What Will Not Change as a Result of the Proposed Transaction

Rainier will remain an independent investment adviser and has no interest in having John Hancock or any other financial firm owning any part of Rainier. Ownership changes were never part of the discussions with John Hancock. Rainier will act strictly as the subadviser to various John Hancock large-capitalization growth funds. Rainier will continue to be in the mutual fund business with its own funds, the Rainier Funds. (They now amount to nearly $8 billion in total assets.) None of the other Rainier Mutual Funds is affected by this transaction.

We Need Your Vote of Approval.

After careful consideration and for the reasons described in these materials, your fund’s trustees have unanimously approved the reorganization of Rainier Large Cap Growth Equity Portfolio into the New Fund, and shareholder approval is required to complete the transaction. The enclosed proxy statement contains a further explanation and important details about the reorganization, which I strongly encourage you to read before voting. Please note that if timely approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about April 25, 2008.

Your Vote Matters!

You are being asked to approve these changes. No matter how large or small your fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote in any one of three ways: via telephone by calling the number listed on your proxy card; via mail by returning the enclosed voting card; or via the Internet by visiting www.proxyweb.com and entering the control number located on your proxy card.

I am confident that the proposed change will help us better serve you and all of your fund’s shareholders.

If you have questions, please call a proxy specialist at 1-866-586-0652 between 9:30 a.m. and 9:00 p.m. Monday through Friday (Eastern Time) or between 10:00 a.m. and 6:00 p.m. Saturday (Eastern Time). I thank you for your time and your prompt vote on this matter.

Sincerely

J. Glenn Haber
Chief Executive Officer, Secretary,
Treasurer and Trustee

Rainier Large Cap Growth Equity Portfolio
(the “fund” or “your fund”)
a series of Rainier Investment Management Mutual Funds
601 Union Street, Suite 2801
Seattle, Washington 98101

Notice of Special Meeting of Shareholders
Scheduled for April 23, 2008

This is the formal agenda for the fund’s shareholder meeting. It describes what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A shareholder meeting of the fund will be held at 601 Union Street Suite 2801, Seattle, Washington 98101, on Wednesday, April 23, 2008, at 10:00 a.m., Pacific Time, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between Rainier Large Cap Growth Equity Portfolio (“your fund” or the “Acquired Fund”) and John Hancock Rainier Growth Fund (the “Acquiring Fund”). Under this agreement, your fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed, as described in the accompanying proxy statement, proportionately to you and the other shareholders of the Acquired Fund. The Acquiring Fund would also assume the Acquired Fund’s liabilities. Your fund’s board of trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on January 31, 2008, are entitled to vote at the meeting and any related adjournments and follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, additional shareholder solicitation may be required.

By order of the Board of Trustees,

J. Glenn Haber
Chief Executive Officer, Secretary,
Treasurer and Trustee

Seattle, Washington
March 3, 2008

PROXY STATEMENT of
Rainier Large Cap Growth Equity Portfolio
(the “Acquired Fund” or “your fund”)
a series of Rainier Investment Management Mutual Funds

PROSPECTUS for
John Hancock Rainier Growth Fund
(the “Acquiring Fund”)
a series of John Hancock Funds III
(“JHF III”)

The address of the Acquired Fund is 601 Union Street, Suite 2801, Seattle, Washington 98101, and the address of the Acquiring Fund is 601 Congress Street, Boston, Massachusetts 02210. The Acquired Fund and the Acquiring Fund are together referred to as the “Funds.”

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund	Shareholders Entitled to Vote
Proposal 1	Rainier Large Cap Growth Equity Portfolio	John Hancock Rainier Growth Fund	Rainier Large Cap Growth Equity Portfolio Shareholders

How the Reorganization Will Work

■	Your fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume your fund’s liabilities.

■	The Acquiring Fund will be managed by the same portfolio managers as your fund, using the same investment strategies and portfolio management techniques.

■	The Acquiring Fund will issue Class A shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Original Class shares. These shares will be distributed to your fund’s Original Class shareholders in proportion to their holdings on the reorganization date.

■	Shareholders who receive the Class A shares may exchange those shares for Class ADV shares of the Acquiring Fund for up to one year after the Reorganization closes. Please see “Exchanging Shares” under Proposal 1 for why that exchange may benefit you.

■	The Acquiring Fund will issue Class I shares to your fund in an amount equal to the value of your fund’s net assets attributable to its Institutional Class shares. These shares will be distributed to your fund’s Institutional Class shareholders in proportion to their holdings on the reorganization date.

■	Your fund will be terminated, shareholders of your fund will become shareholders of the Acquiring Fund, and this transaction will be a tax-free event for you.

■	For federal income tax purposes, the reorganization is not intended to result in income, gain or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund.

Rationale for the Reorganization

The reorganization is intended to consolidate your fund with a newly organized similar equity fund advised by the Acquiring Fund’s adviser, John Hancock Investment Management Services, LLC (“JHIMS”), and sub-advised by your fund’s current adviser, Rainier Investment Management, Inc. (“Rainier”). Like your fund, the Acquiring Fund seeks to maximize long-term capital appreciation.

Following the reorganization of your fund into the Acquiring Fund, the net annual operating expenses of Class A and Class I shares of the Acquiring Fund are expected to be no higher than the current operating expenses of the corresponding classes of your fund. In addition, the Acquiring Fund may realize lower long-term expenses resulting from greater economies of scale as the combined fund’s assets grow.

Management of your fund believes that the Acquiring Fund will be in a better position to grow assets than your fund would be as currently constituted. The Acquiring Fund would benefit from the experience of the John Hancock fund complex in the distribution of mutual funds through a broader range of distribution channels and additional share classes than currently available to your fund. The Acquiring Fund may be better positioned in the market to increase asset size and achieve economies of scale, which may enable the Acquiring Fund to benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to achieving a lower expense ratio in the long term than your fund would be expected to achieve as currently constituted.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

■ The prospectus of the Acquired Fund dated July 31, 2007 ■ The prospectus of the Acquiring Fund dated March 1, 2008	These prospectuses are included in the same envelope as this proxy statement and prospectus. These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

■  The annual report of the Acquired Fund dated March 31, 2007

■  The semi-annual report of Acquired Fund dated September 30, 2007

■  The statement of additional information (“SAI”) dated March 1, 2008, that relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

■  The SAI of the Acquired Fund dated July 31, 2007

■  The SAI of the Acquiring Fund dated March 1, 2008

These documents and additional information about the Funds are on file with the SEC.

Acquired Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: 1-800-248-6314.

Acquiring Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: 1-800-225-5291.

These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 1-866-586-0652.

The date of this proxy statement and prospectus is March 1, 2008.

ii

TABLE OF CONTENTS

INTRODUCTION	1
PROPOSAL 1 — RAINIER LARGE CAP GROWTH EQUITY PORTFOLIO	1
SUMMARY COMPARISONS OF THE ACQUIRED FUND TO THE ACQUIRING FUND	1
Comparison of Funds’ Organization, Investment Objectives, Strategies and Policies	1
Comparison of Funds’ Classes of Shares	4
Comparison of Delaware Statutory Trusts and Massachusetts Business Trusts	5
Comparison of Buying, Selling and Exchanging Shares	6
Comparison of Expenses	7
Examples	10
Comparison of Advisory and Distribution Arrangements	10
Fund Performance	11
Comparison of Investment Risks	11
PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION	12
Description of Reorganization	12
Reasons for the Proposed Reorganization	13
COMPARISON OF DISTRIBUTION PLANS	14
FUND PAST PERFORMANCE	14
Calendar Year Total Returns — Original Class Shares	15
Quarterly Returns	15
Average Annual Total Returns for Periods Ended December 31, 2007	15
FURTHER INFORMATION ON THE REORGANIZATION	15
Tax Status of the Reorganization	15
Additional Terms of the Agreement and Plan of Reorganization	16
CAPITALIZATION	17
ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES	17
BOARD EVALUATION AND RECOMMENDATION	17
CONFLICTS OF INTEREST	18
VOTING RIGHTS AND REQUIRED VOTE	18
INFORMATION CONCERNING THE MEETING	19
Solicitation of Proxies	19
Revoking Proxies	19
Outstanding Shares and Quorum	19
Other Business	20
Adjournments	20
Telephone Voting	20
Internet Voting	20
Shareholders’ Proposals	21
OWNERSHIP OF SHARES OF THE FUNDS	21
EXPERTS	22
AVAILABLE INFORMATION	22
EXHIBIT A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1

INTRODUCTION

This proxy statement and prospectus is being used by the board of trustees of Rainier Investment Management Mutual Funds (the “Board of Trustees”) to solicit proxies to be voted at a special meeting of your fund’s shareholders. This meeting will be held at 601 Union Street, Suite 2801, Seattle, Washington, on Wednesday, April 23, 2008, at 10:00 a.m., Pacific Time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your fund into the Acquiring Fund (the “Reorganization”). This proxy statement and prospectus is being mailed to your fund’s shareholders on or about March 3, 2008.

The proxy statement and prospectus includes information that is specific to this proposal, including summary comparisons. You should read the entire proxy statement carefully, including Exhibit A and the enclosed prospectus of the Acquiring Fund and the Acquired Fund, and the Acquired Fund’s annual and semi-annual reports, because they contain details that are not in the summary.

Who is Eligible to Vote?

Shareholders of record on January 31, 2008, are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL 1 — RAINIER LARGE CAP GROWTH EQUITY PORTFOLIO

Approval of Agreement and Plan of Reorganization Between
the Acquired Fund and the Acquiring Fund

A proposal to approve an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund. Under this Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for corresponding shares of the Acquiring Fund. These shares would be distributed proportionately to the shareholders of the Acquired Fund. The Acquiring Fund would also assume the Acquired Fund’s liabilities. The Board of Trustees recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF THE ACQUIRED FUND TO THE ACQUIRING FUND

Comparison of Funds’ Organization, Investment Objectives, Strategies and Policies

	Acquired Fund	Acquiring Fund
Business	The Fund is a diversified series of Rainier Investment Management Mutual Funds, an open-end investment management company organized as a Delaware statutory trust.	The Fund is a diversified series of JHF III, an open-end investment management company organized as a Massachusetts business trust.

Net assets as of January 31, 2008	Approximately $244.2 million	None

Investment adviser, sub-adviser and portfolio managers	Investment adviser: Rainier Investment Management, Inc. (“Rainier”)	Investment adviser: John Hancock Investment Management Services, LLC (“JHIMS”)

	Investment sub-adviser:	Investment sub-adviser:
	Not applicable	Rainier

	Acquired Fund	Acquiring Fund

Portfolio Managers:

The Fund is managed by a team comprised of the following individuals, each of whom is a member of Rainier’s Investment Committee:

Daniel Brewer
■ Senior Portfolio Manager with Rainier since at least 2002, managing the Fund since inception.

Mark Broughton
■ Senior Portfolio Manager with Rainier since 2002, managing the Fund since 2002

Stacie Cowell
■ Senior Portfolio Manager with Rainier since 2006, managing the Fund since 2006.
■ Senior Vice President and Lead Portfolio Manager with Invesco Funds Group (1996 to 2004) and Kennedy Capital Management (2005).

Mark Dawson
■ Senior Portfolio Manager with Rainier since at least 2002, managing the Fund since inception.

Andrea Durbin
■ Senior Portfolio Manager with Rainier since at least 2002, managing the Fund since 2007.

James Margard
■ Chief Investment Officer with Rainier since at least 2002, managing the Fund since inception.

Peter Musser
■ Senior Portfolio Manager with Rainier since at least 2002, managing the Fund since inception.

Investment objective	The Acquiring Fund has the same investment objective as that of the Acquired Fund, which is to maximize long-term capital appreciation. Each Fund’s board of trustees has the power to change the respective Fund’s investment goal without shareholder approval.

Principal investments	The Acquiring Fund will invest in the same principal investments as the Acquired Fund, which invests primarily (at least 80% of its assets) in the common stock of large-capitalization growth companies traded in the U.S., and affords shareholders the opportunity to invest in some of the fastest-growing companies in America. To Rainier, the term “growth company” denotes companies with the prospect of strong earnings, revenue or cash flow growth.

Rainier considers large-capitalization companies to be those currently with market capitalizations in the range of the Dow Jones Wilshire U.S. Large-Cap Index, which ranged from approximately $568 million to $512 billion as of December 31, 2007. Smaller companies, meaning those with a market capitalization below that range, may be owned when believed to be especially attractive. Stock selection focuses on companies that are likely to demonstrate superior earnings, revenue or cash flow growth relative to their industry peers. The Acquired Fund normally invests, and the Acquiring Fund will normally invest, in approximately 40 to 80 companies.

Investment strategies	The Acquiring Fund will have the same investments strategies as the Acquired Fund. Rainier compares the Acquired Fund’s economic sector weightings to a Large Cap Growth Equity index, such as the Russell 1000® Growth Index. To help control risk, extreme overweighting and underweighting of the Acquired Fund as compared to the major sectors of such a benchmark are avoided.

	Acquired Fund	Acquiring Fund

Rainier favors companies with attractive fundamentals, such as strong revenue, earnings or cash flow growth. Companies with sustainable competitive advantages, potential price or business catalysts, including earnings surprise or market expansion, and disciplined management with shareholder focus are emphasized. Rainier also seeks to capture the capital appreciation sometimes associated with high-performing companies identified early in their growth cycles. For emerging companies lacking demonstrated financial results, the strength of the company’s business model, management team and competitive position are given greater analytical emphasis.

Rainier considers the sale of specific common stock when fundamentals deteriorate, when a stock reaches or surpasses its price target or when better opportunities are perceived in alternative stocks.

Foreign securities	Each Fund may invest up to 25% of its assets in foreign securities. These include U.S. dollar denominated securities of foreign issuers and securities of foreign issuers that are traded in the U.S. Currently, Rainier intends to invest only in U.S. dollar denominated securities of foreign issuers or American Depositary Receipts (“ADRs”).

Diversification	Each Fund is a “diversified” Fund, which means that with respect to 75% of the Fund’s total assets, neither Fund may invest more than 5% of its total assets in the securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than: (i) securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities; or (ii) securities of other investment companies.

Derivatives	To the extent consistent with its investment objective and policies, either Fund may purchase and sell futures contracts with respect to interest rates and securities indices. A Fund may use these techniques to hedge against changes in interest rates or securities prices or as part of the Fund’s overall investment strategy.

Temporary investments	Under normal market conditions, each Fund will stay fully invested in stocks. However, a Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Fund’s not achieving its investment objective.

Active trading	Each Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase taxable distributions.

As the above table indicates, both Funds have the same investment objective of seeking to maximize long-term capital appreciation and have identical investment policies.

Comparison of Funds’ Classes of Shares

The following table details the differences between the expense structures of your fund’s Original and Institutional Class shares and the Acquiring Fund’s Class A and Class I shares, respectively.

Acquired Fund Original Class Shares	Acquiring Fund Class A Shares

■ Original Class shares are offered without front- end sales loads or contingent deferred sales charges (“CDSCs”).	■ Acquiring Fund Class A shareholders who acquire their shares through the Reorganization may purchase additional Class A shares without paying any front-end sales charges.

■  After the closing date of the Reorganization (the “Closing Date”), new investors are offered Class A shares with front-end sales charges ranging from 2.00% to 5.00% of the Acquiring Fund’s offering price, depending on the amount invested.

■ Original Class shares are subject to distribution and service (“12b-1”) fees equal to the annual rate of 0.25% of average daily net assets of Original Class shares.
■  Class A shares are subject to distribution and service (“12b-1”) fees equal to the annual rate of 0.25% of average daily net assets of Class A shares. After two years following the Closing Date, the Rule 12b-1 fee may increase to 0.30% with Board approval.

■  After the Closing Date, for new investors, there is no front-end sales charge for investments of $1 million or more, but there is a CDSC ranging from 0.25% to 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

■ After the Closing Date, a new investor can combine multiple purchases of Class A shares of John Hancock funds to take advantage of breakpoints in the sales charge schedule.
■ Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Acquiring Fund’s prospectus.

Acquired Fund Institutional Shares	Acquiring Fund Class I Shares

■ Institutional Class shares are offered without front-end sales loads or CDSCs.	■ Class I shares are offered without front-end sales loads or CDSCs.
■ Institutional Class shares are not subject to any distribution and service (“12b-1”) fees.	■ Class I shares are not subject to any distribution and service (“12b-1”) fees.

Comparison of Delaware Statutory Trusts and Massachusetts Business Trusts

Rainier Investment Management Mutual Funds, of which your fund is a series, is organized as a Delaware statutory trust, while JHF III, of which the Acquiring Fund is a series, is organized as a Massachusetts business trust. While there are differences between the two forms of organization, the differences relate to the corporate structure of the Funds and do not affect the Funds’ investment operations. To the extent that the two states differ in their treatment of shareholder and board liability, these differences are generally addressed in a Fund’s organizational documents and/or its agreements. The following table summarizes the key differences between these two organizational systems.

Issue	Delaware Statutory Trust	Massachusetts Business Trust
Shareholder liability	Limited by statute that provides that shareholders are not personally liable for obligations of the trust.	Remote possibility of shareholder liability that must be disclosed in the fund’s SAI. Usually limited in the declaration of trust and/or contractual provisions.

Trustee liability	As permitted under laws of either state, trustee liability is limited by the trust instrument and/or contractual provisions. In Delaware, this limitation of trustee liability is also recognized by statute.

Annual shareholder meetings	Neither state has a statutory requirement to hold annual shareholder meetings. Annual shareholder meetings could be required by a trust’s declaration of trust; however, neither Rainier Investment Management Mutual Funds nor JHF III is required to hold annual shareholder meetings.

Shareholder approval of certain actions[1]	No statutory requirement, only if required by the declaration of trust (including actions to amend the declaration of trust).

Number of authorized shares	Unlimited.

Development of controlling law[2]	Law of business associations is highly developed and, to the extent such law applies to Delaware statutory trusts, provides somewhat clearer guidelines as to the obligations and rights of such trusts and their shareholders.	Law is not well developed and subject to much interpretation. Massachusetts corporation law is often used by analogy.

State income taxation	None.

Franchise taxes	None.

1	Please note that the Investment Company Act of 1940 Act, as amended (the “1940 Act”), requires shareholder approval of certain actions (such as this reorganization) regardless of a fund’s state of organization.

2	Please note that the Funds must comply with the 1940 Act and other federal securities laws. As a result, many disputes that arise in the course of a Fund’s operations are addressed under federal, rather than state, law.

Comparison of Buying, Selling and Exchanging Shares

	Acquired Fund	Acquiring Fund
Buying shares	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”).	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).

Minimum initial investment	Original Class shares. The minimum initial investment in the Fund is $25,000. Additional investments may be made at any time in increments of $1,000 or more. The minimum investment requirements may occasionally be waived or lowered by the Fund.	Class A shares. The minimum initial investment in the Fund is $1,000 for non-retirement accounts, $500 for retirement accounts and $250 per account opened for group investments. Investments also may be made on a Monthly Automatic Accumulation Plan, which requires $25 to open an account followed by a monthly minimum of $25 thereafter.

	Institutional Class shares. The minimum initial investment in the Fund is $500,000. Additional investments may be made at any time in increments of $1,000 or more. The minimum investment requirements may occasionally be waived or lowered by the Fund.	Class I shares. The minimum initial investment is $250,000. The minimum initial investment requirement may be waived, in the Fund’s sole discretion, for certain investors.

Exchanging Shares	Shareholders may exchange their shares of one fund offered in the fund family for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Selling shares	Shareholders may sell their shares by submitting a proper written, telephone or Internet request to the transfer agent. In certain circumstances, the request must be in writing.

Net asset value	All purchases, exchanges and sales are made at a price based on the next net asset value (“NAV”) per share of a class of the Fund to be calculated after the transfer agent receives your request in good order. Both Funds’ NAVs are determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time. When closing market prices or market quotations are not readily available or are considered by the adviser to be unreliable, a Fund may use a security’s fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with pre-approved procedures under the ultimate supervision of the Fund’s board of trustees.

Comparison of Expenses

As the tables below indicate, the hypothetical pro forma (“pro forma”) net annual operating expenses of the Acquiring Fund after the Reorganization are expected to be the same or lower than your fund’s expenses for both share classes.

The Funds’ Expenses

Shareholders of both Funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than those shown in the following tables.

The following expense tables briefly describe the fees and the expenses that holders of the Original and Institutional Classes of shares of your fund and the corresponding Class A and Class I shares of the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on expenses paid by such classes of your fund and Acquiring Fund for the twelve-month period ended March 31, 2007 (the end of your fund’s most recent fiscal year). The tables also show the pro forma expenses of the Acquiring Fund assuming the Reorganization with your fund occurred on April 1, 2006. The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

					Acquiring Fund
					(Pro Forma
					for the 12 months ended
					March 31, 2007)
					(Assuming
			Acquiring		Reorganization with
	Acquired Fund		Fund		Acquired Fund)
	Original Class		Class A		Class A
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases as a% of purchase price	None		5.00%	(1)	5.00%	(1)

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None		None	(2)	None	(2)

Annual Operating Expenses

Management fee	0.75%		0.75%	(3)	0.75%	(3)

Distribution and service (12b-1) fees	0.25%		0.25%	(4)	0.25%	(4)

Other expenses	0.30	%(5)	0.25%	(6)	0.25%	(6)

Total fund operating expenses	1.30%		1.25%		1.25%

Contractual expense reimbursement	0.11	%(7)	0.06%		0.06%

Net annual operating expenses	1.19%		1.19%	(8)	1.19%	(8)

(1)  Not applicable for shareholders who acquire their shares through the Reorganization.

(2)  After the Closing Date, for new investors, a CDSC ranging from 1.00% to 0.25% applies with respect to certain purchases of Class A shares of $1,000,000 or more upon which a commission or finder’s fee was paid and that are sold within one (1) year after purchase.

(3)  For the first two years after the Closing Date, JHIMS has agreed to limit the total advisory fee rate payable by the Acquiring Fund to the current advisory fee rate of the Acquired Fund.

(4)  After two years following the Closing Date, upon Board approval the Class A Rule 12b-1 fee may be increased to a maximum of 0.30%.

(5)  In addition to “Other expenses,” a $15.00 fee will be charged for wire redemptions.

(6)  In addition to “Other expenses,” a $4.00 fee will be charged for wire redemptions.

(7)  Rainier has agreed to limit the Acquired Fund’s expenses (excluding 12b-1 fees) to 0.94% of such fund’s average daily net assets until March 31, 2009. Rainier reserves the right to terminate this limitation any time after March 31, 2009.

(8)  For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class A shares to 1.19%.

					Acquiring Fund
					(Pro Forma
					for the 12 months ended
					March 31, 2007)
					(Assuming
	Acquired Fund		Acquiring		Reorganization with
	Institutional		Fund		Acquired Fund)
	Class		Class I		Class I
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases as a% of purchase price	None		None		None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None		None		None
Annual Operating Expenses

Management fee	0.75%		0.75	%(1)	0.75	%(1)

Distribution and service (12b-1) fees	0.00%		0.00%		0.00%

Other expenses	0.25%		0.15%		0.15%

Total fund operating expenses	1.00%		0.90%		0.90%

Contractual expense reimbursement	0.06	%(2)	0.01%		0.01%

Net annual operating expenses	0.94%		0.89	%(3)	0.89	%(3)

(1)  For the first two years after the Closing Date, JHIMS has agreed to limit the total advisory fee rate payable by the Acquiring Fund to the current advisory fee rate of the Acquired Fund.

(2)  Rainier has agreed to limit the Acquired Fund’s expenses (excluding 12b-1 fees) to 0.94% of such fund’s average daily net assets until March 31, 2009. Rainier reserves the right to terminate this limitation at any time after March 31, 2009.

(3)  For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class I shares to 0.89%.

Exchanging Shares

As described above, shareholders of either Fund may exchange their shares for shares of the same class of another fund offered by the respective fund complex.

In connection with the Reorganization, however, in addition to this privilege, Original Class shareholders who receive Class A shares of the Acquiring Fund in the Reorganization may qualify, subject to meeting applicable eligibility criteria, to convert those Class A shares (and any Class A shares represented by dividends paid thereon) for Class ADV shares of the Acquiring Fund for one year after the Closing Date. Class ADV shares of the Acquiring Fund are offered and redeemed at NAV (i.e., without the imposition of any sales loads or CDSCs) and are subject to a 0.25% Rule 12b-1 distribution fee. Acquiring Fund Class ADV shares will have a lower expense ratio than your Acquired Fund’s Original Class shares for at least one year after the Closing Date. In addition, certain Original Class shareholders that meet applicable eligibility criteria will have the right to convert their Class A shares into Class I shares of the Acquiring Fund, which have a lower expense ratio than your Acquired Fund’s Original Class shares, for at least one year after the Closing Date.

For questions regarding exchanging shares of the Acquiring Fund, contact John Hancock Signature Services, Inc., the transfer agent for the Acquiring Fund, at 1-800-225-5291.

The following expense table provides a comparison of the fees and expenses that holders of Class A and Class ADV shares of the Acquiring Fund may pay if they buy and hold shares of each respective class and are based on estimated expenses of Class A shares of your fund for the first fiscal year of its operations. The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

	Acquiring Fund		Acquiring Fund
	Class A		Class ADV
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases as a % of purchase price	5.00	%(1)	None

Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	(2)	None
Annual Operating Expenses

Management fee	0.75	%(3)	0.75	%(3)

Distribution and service (12b-1) fees	0.25	%(4)	0.25%

Other expenses	0.25%		0.15%

Total fund operating expenses	1.25%		1.15%

Contractual expense reimbursement	0.06%		0.01%

Net annual operating expenses	1.19	%(5)	1.14	%(6)

(1)  Not applicable for shareholders who acquire their shares through the Reorganization.

(2)  After the Closing Date, for new investors a CDSC ranging from 1.00% to 0.25% applies with respect to certain purchases of Class A shares of $1,000,000 or more upon which a commission or finder’s fee was paid and that are sold within one (1) year after purchase.

(3)  For the first two years after the Closing Date, JHIMS has agreed to limit the total advisory fee rate payable by the Acquiring Fund to the current advisory fee rate of the Acquired Fund.

(4)  After two years following the Closing Date, upon Board approval, the Class A Rule 12b-1 fee may be increased to a maximum of 0.30%.

(5)  For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class A shares to 1.19%.

(6)  For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of the Acquiring Fund’s Class ADV shares to 1.14%.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods in your fund and the Acquiring Fund, based on fees and expenses incurred during the 12-month period ended March 31, 2007. Pro forma expenses of the Acquiring Fund assuming the Reorganization with your fund occurred on April 1, 2006 are also included. Each example assumes that you reinvested all distributions and that the average annual return was 5%. The pro forma examples are for comparison purposes only and are not a representation of Acquired Fund’s or Acquiring Fund’s actual expenses or returns, either past or future.

			Acquiring Fund
			(Pro Forma)
			(Assuming
			Reorganization
			with Acquired
	Acquired Fund	Acquiring Fund	Fund)
	Original Class	Class A	Class A
Year 1	$121	$615	$615
Year 3	$401	$871	$871
Year 5	$702	$1,147	$1,147
Year 10	$1,558	$1,931	$1,931

	Institutional Class	Class I	Class I

Year 1	$96	$92	$92
Year 3	$312	$287	$287
Year 5	$547	$498	$498
Year 10	$1,219	$1,108	$1,108

Comparison of Advisory and Distribution Arrangements

Your fund’s and the Acquiring Fund’s advisory, expense limitation and distribution arrangements differ as set forth below.

Management Fees

Your fund currently pays Rainier annual advisory management fees equal to 0.75% of the Acquired Fund’s average daily net assets. Subject to the limit on the Acquired Fund’s total advisory fees for the first two years after the Closing Date, the Acquiring Fund will pay JHIMS annual advisory management fees equal to 0.75% of the Acquiring Fund’s average daily net assets.

The advisory fee breakpoints for the Acquiring Fund are:

First $3 billion	Next $3 billion	Over $6 billion
of Net Assets	of Net Assets	of Net Assets
0.75%	0.725%	0.70%

For the first two years after the Closing Date, JHIMS has agreed to limit the total advisory fee rate payable by the Acquiring Fund (which includes the subadvisory fee paid by JHIMS to Rainier) to the total advisory fee rate charged on your fund by Rainier.

Subadvisory Fees

JHIMS will pay from its own assets subadvisory fees to Rainier equal to the following annual percentage of the aggregate average daily net assets of the Acquired Fund and of another investment company to be managed by an affiliate of JHIMS and subadvised by Rainier: 0.30% of the first $3 billion of total assets, 0.275% of the next $3 billion, and 0.25% of any assets over $6 billion.

Expense Limitation Arrangements

Rainier has agreed to limit your fund’s expenses (excluding 0.25% of Rule 12b-1 fees) to 0.94% of such fund’s average daily net assets until March 31, 2009. Rainier reserves the right to terminate this limitation at any time after March 31, 2009.

For the first year after the Closing Date, JHIMS has agreed to limit the “Net annual operating expenses” of Class A, Class I and Class ADV shares of the Acquiring Fund to 1.19%, 0.89% and 1.14%, respectively (including any Rule 12b-1 fees).

Distribution Arrangements

Your fund’s Board of Trustees and shareholders have approved a Distribution Plan and adopted the plan in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan for Class A shares provides that your fund may pay a fee to Rainier, as distribution coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid as a reimbursement for or in anticipation of expenses incurred for distribution related activities.

The Acquiring Fund’s Board of Trustees and shareholders have approved Distribution Plans for JHF III’s various classes and adopted the plans in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan for Class A shares provides that the Acquiring Fund may pay a fee to JHIMS, as distribution coordinator, at an annual rate of up to 0.30% of the average daily net assets of the Fund; however, the Board of Trustees of JHF III has agreed to limit the Rule 12b-1 fees for Class A shares of the Acquiring Fund to 0.25% for the first two years after the Closing Date. The Board of Trustees will annually review the 0.25% fee and, following the first two years after the Closing Date, the fee may be increased to 0.30% with Board approval. The fee is paid as a reimbursement for, or in anticipation of, expenses incurred for distribution related activities.

Fund Performance

Past performance records of your fund through December 31, 2007 including: (1) calendar year total returns (without sales charges); and (2) average annual total returns (including imposition of sales charges), are set forth under “Fund Past Performance” on page 14 of this proxy statement and prospectus.

Comparison of Investment Risks

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following table summarizes the principal risks affecting each Fund. The investment risks are identical for each Fund.

Market Risk	The value of your investment in each Fund will fluctuate in response to stock market movements.

Management Risk	Each Fund’s management strategy has a significant influence on Fund performance. If the management’s security selection strategies do not perform as expected, the fund could underperform its peers or lose money.

Industry Risk	To the extent that the Fund invests in a given industry, its performance will be hurt if that industry performs poorly.

Small-Capitalization Companies Risk	Investments in securities of small companies involve greater risk of loss than investing in larger companies, and their prices can change more frequently and dramatically.

Foreign Securities Risk	There may be less publicly available information about issuers of foreign securities than is available about companies in the U.S. and foreign auditing requirements may not be comparable to those in the U.S. Interest or dividends on foreign securities may be subject to foreign withholding taxes. Investments in foreign countries may be subject to the possibility of expropriation or confiscatory taxation, exchange controls, political or social instability or diplomatic developments that could aversely affect the value of those investments. The value of foreign securities may be adversely affected by movements in the exchange rates between foreign currencies (including the “euro”) and the U.S. dollar, as well as other political and economic developments.

Derivatives Risk
A purchase or sale of a futures contract may result in losses substantially in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given futures transaction not to achieve its objectives. A decision as to whether, when and how to use futures involves the exercise of skill and judgment, and even a well-conceived investment may be unsuccessful to some degree because of market behavior or unexpected interest rate or securities price trends.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract, and that the fund would remain obligated to meet margin requirements until the position is closed.

Liquidity Risk	In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price; this risk could also affect small-capitalization stocks, especially those with low trading volumes.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

■	The Reorganization is scheduled to occur at 5:00 p.m., Eastern Time, on Friday, April 25, 2008, but may occur on any later date before June 30, 2008. The Acquired Fund will transfer all of its assets to Acquiring Fund and Acquiring Fund will assume all of Acquired Fund’s liabilities. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern Time, on the Closing Date.

■	The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Original Class shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Original Class shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Original Class shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

■	The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Institutional Class shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Institutional Class shareholders of record of the Acquired Fund in proportion to their holdings on the Closing Date. As a result, Institutional Class shareholders of the Acquired Fund will become Class I shareholders of Acquiring Fund.

■	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Proposed Reorganization

The Board of Trustees of your fund believes that the proposed Reorganization can be advantageous to the shareholders of your fund for several reasons. The Board of Trustees met on November 19, 2007 and December 6, 2007 and (with the advice and assistance of independent legal counsel) considered the following matters, among others and in no order of priority, in approving the proposal.

First, the investment objective and investment strategies and policies of the Acquiring Fund are the same as those of the Acquired Fund.

Second, shareholders of the Acquired Fund will experience continuity in portfolio management because Rainier, the investment adviser to the Acquired Fund, will continue to manage the Acquiring Fund’s assets on a day-to-day basis, as subadviser to the Acquiring Fund. JHIMS, as investment adviser to the Acquiring Fund, will oversee Rainier in accordance with the terms of their subadvisory agreement.

Third, while Rainier will manage the assets of the Acquiring Fund as its subadviser, JHIMS will be responsible for the overall management of the Acquiring Fund’s operations. JHIMS, which also serves as investment adviser to a total of three registered investment company complexes (including JHF III) with a total of 187 series and approximately $100 billion in assets as of September 30, 2007, has broad experience and resources in managing investment companies. Although JFH III commenced operations in 2006, it has experienced trustees, management and service providers.

Fourth, JHIMS and its affiliates have great potential for increasing the size of the Acquiring Fund because of JHIMS’ experience in the distribution of mutual funds through a broader range of distribution channels than currently available to your fund. For example, the Acquiring Fund may offer additional classes with greater distribution capabilities than the Acquired Fund. Over the long term, if this potential for a larger asset base is realized, the greater asset size of the Acquiring Fund may allow it, relative to your fund and for a longer period, to: (i) obtain better net prices on securities trades and (ii) reduce long-term per share expenses by spreading fixed costs over a larger asset base.

Fifth, for the first two years after the Closing Date, JHIMS has agreed to limit the total advisory fee rate payable by the Acquiring Fund (which includes the subadvisory fee paid by JHIMS to Rainier) to the total advisory fee rate charged to your fund by Rainier. For the second year of that same two-year period, there will be no increase in other fees that are part of operating expenses paid (on a net or gross basis) to any transfer agent, distributor, administrator or custodian that is affiliated with JHIMS as compared to the first year. The long-term asset growth potential of the Acquiring Fund, resulting potential long-term economies of scale and other efficiencies in other expenses could result in lower overall expenses of the Acquiring Fund compared to those of your fund. However, if the expense limitation is not continued beyond the stated two-year period, the expenses of the Acquiring Fund could be higher than the expenses incurred by your fund in 2007 unless operating efficiencies or economies of scale fully offset any increased fees and expenses for the Acquiring Fund. There can be no assurance that such operating efficiencies or economies of scale will be achieved.

Sixth, the Reorganization will be tax-free for federal income tax purposes for the Acquired Fund and its shareholders.

Seventh, the costs of the Reorganization will not be borne by your fund (JHIMS and Rainier will share those expenses).

The Board of Trustees also reviewed the historical performance of the Acquired Fund and its benchmarks, although no assurances may be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization. The Acquiring Fund will assume the financial and performance history of the Acquired Fund at the closing of the Reorganization. The Board of Trustees considered how the shareholders of the other mutual funds advised by Rainier would perceive this transaction and the effect on their funds. The Board of Trustees was assured by Rainier that it remains committed to remaining the sole investment manager for the remaining mutual funds that are part of the Rainier Funds.

The Board of Trustees recognizes that Rainier and JHIMS (as well as other John Hancock affiliates) will benefit from the Reorganization. Because the Acquiring Fund will be the accounting successor to your fund and will assume your fund’s performance record, JHIMS expects to be able to increase the Acquiring Fund’s assets at a faster rate than would otherwise be possible if it began offering a fund with similar objectives with no historical performance record. That expected asset growth benefits JHIMS by increasing its management fees and accelerating the point at which management of the Acquiring Fund is profitable to JHIMS. As the subadviser to the Acquiring Fund, Rainier would similarly benefit from increased assets. The Board of Trustees realizes that, as a result, the additional financial benefits to Rainier may give it greater resources to manage mutual funds and other assets that may benefit your fund as well as its other clients.

Certain potential conflicts of interest, including financial obligations of JHIMS to Rainier if the Reorganization is consummated, are discussed below under “Conflicts of Interest.” In approving the Reorganization and the Agreement, the Board of Trustees of your fund, including the independent Trustees, was aware of and considered these potential conflicts of interest.

COMPARISON OF DISTRIBUTION PLANS

While your fund’s Rule 12b-1 plan provides for reimbursement to Rainier, as Distribution Coordinator, for its payment of certain distribution and shareholder service expenses of your fund, the Acquiring Fund’s Rule 12b-1 plans provide for direct payment of distribution and shareholder service fees to John Hancock Funds, LLC, the Acquiring Fund’s distributor. Since the Acquiring Fund’s Rule 12b-1 Plans are not “reimbursement” type plans, any unreimbursed distribution and shareholder service expenses incurred under your fund’s Rule 12b-1 plan will not be reimbursable under the Acquiring Fund’s Rule 12b-1 plans. Under a “compensation” Rule 12b-1 plan (in contrast to a reimbursement plan), the distributor receives a fixed amount that may exceed the distributor’s costs in providing services and could result in a profit to the distributor.

FUND PAST PERFORMANCE

Set forth below is past performance information for the Acquired Fund, which may help provide an indication of the Acquiring Fund’s risk.

Performance information for the Acquiring Fund is not presented because it has not yet commenced operations. As accounting successor to your fund, the Acquiring Fund will assume your fund’s historical performance after the Reorganization. The bar chart and table below illustrate the risks of investing in the Acquired Fund (and if the Reorganization is effected, the Acquiring Fund). The bar chart shows the changes in the performance of your fund’s Original Class shares from year to year. Sales loads applicable to corresponding Class A shares of the Acquiring Fund are not reflected in the chart; if they were, the returns shown would have been lower.

The table compares the average annual total returns of your fund’s Original Class shares to those of the Russell 1000® Growth Index and the S&P 500® Index, each a broad-based, unmanaged total return performance benchmark of domestically traded common stocks. These returns for your fund reflect the sales loads for the corresponding share classes of the Acquiring Fund. All returns assume reinvestment of dividends and distributions.

Since the Acquired Fund’s Institutional Class shares, which commenced operations on February 20, 2007, do not have a full calendar year of performance information as of December 31, 2007, no performance is shown for that class of shares. The performance of the Acquired Fund’s Institutional Class shares would be different than the performance of the Fund’s Original Class because of lower expenses.

Of course, past performance before and after taxes is no guarantee of future results. Performance of each share class will vary from the performance of the other share classes because of differences in charges and expenses.

Calendar Year Total Returns — Original Class Shares

Acquired Fund
2001	-26.95%
2002	-26.16%
2003	33.88%
2004	11.60%
2005	11.61%
2006	7.24%
2007	20.57%

Quarterly Returns

During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return was 19.18% for the quarter ended December 31, 2001, and the lowest quarterly return was -29.30% for the quarter ended March 31, 2001.

Average Annual Total Returns for Periods Ended December 31, 2007
(including sales charges applicable to Class A shares of the Acquiring Fund)
Acquired Fund

	1 Year	5 Year	Life of Original Class(1)
Original Class before tax	20.57%	16.61%	-0.68%
Original Class after tax on distributions(2)	20.57%	16.61%	-0.68%
Original Class after tax on distributions, with sale(2)	13.37%	14.67%	-0.58%

Russell 1000 Growth Index(3)	11.81%	12.11%	-3.53%
S&P 500 Index(3)	5.50%	12.83%	1.47%

(1) Original class shares commenced operations on June 15, 2000.
(2) After-tax returns are shown for Original Class shares only and would be different for Institutional class shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(3) Each Index is an unmanaged index and reflects no fees and taxes.

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization

The Reorganization is not intended to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the Funds receive a satisfactory opinion from Kirkpatrick & Lockhart Preston Gates Ellis LLP, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, with respect to the Reorganization, for federal income tax purposes:

■	No gain or loss will be recognized by the Acquired Fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

■	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s liabilities by the Acquiring Fund;

■	The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

■	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

■	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

■	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

■	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization, in its entirety, that is proposed for the Reorganization.

Conditions to Closing the Reorganization.  The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s declaration of trust and by-laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(f) and 9(f)).

Termination of Agreement.  The board of trustees of the Acquired Fund or the Acquiring Fund may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization date, if that board believes that proceeding with the Reorganization would no longer be in the best interests of the applicable Fund.

Expenses of the Reorganization.  Your Fund will not be required to pay the Reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization occurs (those costs will be borne by JHIMS and Rainier according to an agreement between them).

CAPITALIZATION

With respect to the proposal, the following tables set forth the capitalization of your fund as of September 30, 2007, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date. The Acquiring Fund will have no assets until the Closing Date, when it will assume the assets of your fund.

		Acquiring Fund
	Acquired Fund	Pro forma
Net Assets (millions)	$117.16	$117.16

Net Asset Value Per Share

Original Class/Class A	$23.60	$23.60

Institutional Class/Class I	$23.66	$23.66

Shares Outstanding

Original Class/Class A	2,786,744.341	2,786,744.341

Institutional Class/Class I	2,171,773.763	2,171,773.763

ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES

The following table shows where in each Fund’s prospectus you can find additional information about the business of each Fund.

	Headings in Acquired Fund	Headings in Acquiring Fund
Type of Information	Prospectus	Prospectus
Investment objective and policies	Overview of the Portfolios	Goal and Strategy/Main Risks
Portfolio management	Portfolio Managers	Management Biographies
Expenses	Fees and Expenses	Your Expenses
Shares of beneficial interest	Not applicable (Original and Institutional shares are sold through separate prospectuses)	Your Account: Choosing a share class
Purchase of shares	Purchasing, Selling and Exchanging Shares	Your Account: Choosing a share class, How sales charges are calculated, Sales charge reductions and waivers, Opening an account, Buying shares, Transaction policies, Additional investor services
Redemption of sale of shares	Purchasing, Selling and Exchanging Shares	Your Account: Selling shares, How sales charges are calculated, Transaction policies
Dividends, distributions and taxes	Dividends, Distributions and Taxes	Dividends and account policies

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees, including the trustees who are not “interested persons” of each Fund in the Reorganization, Rainier, or JHIMS (“independent trustees”) approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interests of your fund and that the interests of your fund’s shareholders would not be diluted as a result of the Reorganization.

The trustees of your fund recommend that
shareholders of your fund vote FOR the proposal to
approve the Agreement and Plan of Reorganization.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit JHIMS and Rainier. JHIMS has engaged Rainier as the subadviser for the New Fund. Therefore, JHIMS would benefit from the fees it receives from the Acquiring Fund and from the addition of a well-managed fund with strong historical performance to the John Hancock family of funds, while Rainier would benefit from the subadvisory fees it receives for managing the portfolio of the Acquiring Fund and from John Hancock’s distribution capabilities in growing the Acquiring Fund. In addition, John Hancock Funds, LLC, the distributor of the Acquiring Fund’s shares, would benefit through the adoption of the Class A Rule 12b-1 plan for the Acquiring Fund. JHIMS and Rainier have entered into an overall business arrangement under which Rainier has agreed not to offer investment management services to certain competitors of JHIMS for the investment strategies it manages for JHIMS, subject to further conditions, for a period of up to three years. As part of this arrangement, JHIMS has agreed that under certain circumstances it (and not the Acquiring Fund or JHF III) will pay to Rainier specified amounts if total assets of John Hancock investment products subadvised by Rainier do not equal or exceed certain thresholds for a period of up to three years. Such amounts may total up to $7.5 million per year for each of the three years. As a further part of this arrangement, JHIMS has agreed that under certain circumstances it (and not the Acquiring Fund or JHF III) will pay to Rainier a specified amount if the Rainier subadvisory agreement for the New Fund is terminated within a three-year period. Such amount may total up to $22.5 million. JHIMS has also agreed that, subject to its fiduciary duties as an investment adviser to the Acquiring Fund and its shareholders, it will not support or recommend to the board of trustees of JHF III any termination of the Rainier subadvisory agreement with respect to the Acquiring Fund for a three-year period. Neither JHF III nor either of the Acquiring Fund or the Acquired Fund is a party to any of these arrangements, and they are not binding upon the Funds or the board of trustees of either of them. However, these arrangements present certain conflicts of interest because JHIMS has a financial incentive to support the continuation of the Rainier subadvisory agreements for as long as these arrangements remain in effect. In approving the Reorganization and the Agreement, the Board of Trustees of your fund, including the independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to Rainier.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

For purposes of determining whether quorum requirements are met and the required votes are obtained, the following guidelines will apply.

Shares	Quorum	Voting

In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” at the meeting will be voted in person at the meeting. Shares “present” by proxy will be voted in accordance with instructions.

Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting.	Voted “for” a proposal.

Shares	Quorum	Voting

Broker Non-Vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter)	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

Abstain	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of shareholders is not obtained with respect to the proposal, your fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of your fund’s investment adviser, Rainier, and its transfer agent, U.S. Bancorp, or by broker-dealer firms. U.S. Bancorp, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $50,000. JHIMS will pay the costs of preparing, mailing and soliciting proxies, including payments to unaffiliated solicitation firms.

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

■	By filing a written notice of revocation with the Acquired Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, 2020 East Financial Way, Suite 100, Glendora, California,

■	By returning a duly executed proxy with a later date before the time of the meeting, or

■	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of January 31, 2008 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Shares
Acquired Fund	Outstanding
Original Class	6,890,627.740
Institutional Class	4,619,198.216

Total	11,509,825.956

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. Pursuant to the declaration of trust of Rainier Investment Management Mutual Funds, 40% of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The Board of Trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment and will vote those proxies against the Reorganization against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone by officers and employees of your fund or by personnel of Rainier, U.S. Bancorp or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. Your fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

■	A shareholder will be called on a recorded line at the telephone number in a fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.

■	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

■	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

■	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

■	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

■	Read the proxy statement and have your proxy card(s) at hand.

■	Go to the Web site on the proxy card.

■	Enter the “control number” found on your proxy card.

■	Follow the instructions on the Web site. Please call us at 1-866-586-0652 if you have any problems.

■	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders’ Proposals

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by your fund at 601 Union Street Suite 2801, Seattle, Washington 98101, or the Acquiring Fund at Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of each Fund, as of January 31, 2008, the following persons owned of record or beneficially 5% or more of the outstanding shares of each class of the Acquired Fund:

Names and Addresses of Owners of		Percent Owned
More Than 5% of Shares	Share Class	(Type of Ownership)
Charles Schwab & Co Inc.	Original	60.17%
Special Custody Account for Exclusive Benefit of Customers		(Record)
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151
AST Capital Trust Co.	Original	12.61%
P.O. Box 52129		(Record)
Phoenix, AZ 85072-2129
National Financial Services	Original	9.87%
For the Exclusive Benefit of Our Customers		(Record)
Attn: Omnibus Reconciliation
1 World Financial Center
New York, NY 10281-1003
Charles Schwab & Co Inc.	Institutional	46.09%
Special Custody Account for Exclusive Benefit of Customers		(Record)
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151
Union Bank TR Nominee	Institutional	34.31%
FBO Highmark Omnibus Reinvest		(Record)
P.O. Box 85484
San Diego, CA 92186-5484
National Financial Services	Institutional	12.06%
For the Exclusive Benefit of Our Customers		(Record)
Attn: Omnibus Reconciliation
1 World Financial Center
New York, NY 10281-1003
Corporation of Gonzaga University	Institutional	5.96%
Attn: Rick Jones		(Beneficial)
502 E. Boone Avenue
Spokane, WA 99258

As of March 1, 2008, JHIMS owned 100% of the outstanding shares of the Acquiring Fund and, under the 1940 Act, is deemed to control the Acquiring Fund.

As of March 1, 2008, the trustees and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of their respective funds.

EXPERTS

The financial statements and financial highlights of the Acquired Fund for the periods ended March 31, 2007 and September 30, 2007 are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for the fiscal year ended March 31, 2007 have been audited by the independent registered public accounting firm KPMG LLP, as stated in its report, which is incorporated herein by reference. The financial statements and financial highlights for the year ended March 31, 2007 have been incorporated herein by reference in reliance on their report given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at the Northeast Regional Office (3 World Financial Center, New York, New York 10281) and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of              , 2008, by and between Rainier Large Cap Growth Equity Portfolio (the “Acquired Fund”), a series of Rainier Investment Management Mutual Funds, a Delaware statutory trust (the “Acquired Trust”) and John Hancock Rainier Growth Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” or individually, each a “Fund”), a series of John Hancock Funds III, a Massachusetts business trust (the “Acquiring Trust” and together with the Acquired Trust, the “Trusts” or individually, each a “Trust”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Sections 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the corresponding class of shares of the Acquiring Fund (the “Merger Shares”), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

Each Trust is duly organized and validly existing under, and in conformity with, the laws of jurisdiction of its organization, and has the power to own all of its assets and to carry out its obligations under this Agreement. Each Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on such Trust. Each Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. Each of the Acquired Fund and the Acquiring Fund is a separate series of its respective Trust duly established and designated in accordance with the applicable provisions of such Trust’s Declaration of Trust and the 1940 Act.

Each Trust’s board of trustees (the “Board”):  (i) has adopted and approved this Agreement and the transactions hereby contemplated, and (ii) has determined that participation therein is in the best interests of each Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization (as defined below).

All covenants and obligations of a Fund contained herein shall be deemed to be covenants and obligations of the relevant Trust acting on behalf of that Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, such Trust acting on behalf of that Fund.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.  Representations and Warranties of the Acquiring Fund.

The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a series of the Acquiring Trust and, in conformity with the laws of The Commonwealth of Massachusetts, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, or is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(c) The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise. As of the Valuation Time (as defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(d) The Acquiring Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquiring Trust’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Trust or the Acquiring Fund, threatened against the Acquiring Trust or the Acquiring Fund which assert liability on the part of the Acquiring Trust or the Acquiring Fund or which materially affect the financial condition of the Acquiring Trust or the Acquiring Fund or the Acquiring Trust’s or the Acquiring Funds’ ability to consummate the Reorganization. Neither the Acquiring Trust nor the Acquiring Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(f) Neither the Acquiring Trust nor the Acquiring Fund is obligated under any provision of the Acquiring Trust’s Amended and Restated Declaration of Trust dated August 12, 2005 (“Acquiring Trust DOT”) or the Acquiring Trust’s By-laws dated June 5, 2005, as may be amended (the “Acquiring Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (i) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(h) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(i) The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(A) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and

(B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(j) The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. In regard to the statement that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that Class A shares of the Acquiring Fund are convertible into Class ADV or Class I shares of the Acquiring Fund in the manner and on the terms described in the N-14 Registration Statement.

(l) The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A and Class I shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that the Acquiring Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Trust.

(m) At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(n) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(o) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.  Representations and Warranties of the Acquired Fund.

The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a series of the Acquired Trust and, in conformity with the laws of the State of Delaware, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Acquired Trust and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a RIC within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(c) The Acquired Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Acquired Trust’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended March 31, 2007, and the audited financial statements appearing therein, having been audited by KPMG LLP, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e) The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of September 30, 2007, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquired Trust or the Acquired Fund, threatened against the Acquired Trust or the Acquired Fund which assert liability on the part of the Acquired Trust or the Acquired Fund or which materially affect the financial condition of the Acquired Trust or the Acquired Fund or the Acquired Trust’s or the Acquired Funds’ ability to consummate the Reorganization. Neither the Acquired Trust nor the Acquired Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(g) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) Neither the Acquired Trust nor the Acquired Fund is obligated under any provision of the Acquired Trust’s Agreement and Declaration of Trust dated December 13, 1993 (the “Acquired Trust DOT”) or the Acquired Trust’s By-laws dated December 13, 1993, as may be amended, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(j) As used in this Agreement, the term “Acquired Fund Investments” shall mean (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(A) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and

(B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares, except that Class A of the Acquiring Fund received in exchange for Original Class shares of the Acquired Fund are convertible into Class ADV or Class I shares of the Acquiring Fund in the manner and on the terms described in the N-14 Registration Statement.

(n) All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(o) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(p) The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

3.  The Reorganization.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b) If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(A) nothing herein will require the Acquired Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Acquired Fund’s Board or the Acquired Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(B) nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of Acquired Trust’s Board or the Acquiring Fund’s investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c) Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain realized to and including the Closing Date, if any.

(d) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e) The Valuation Time shall be 4:00 p.m., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f) Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(e) of this Agreement.

(g) The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

4.  Valuation.

(a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, in the case of Class A and Class I shares of the Acquiring Fund, to the value of the assets of the Acquired Fund attributable to Original Class shares and Institutional Class shares of the Acquired Fund, respectively, on such date less the value of the liabilities attributable to Original Class shares and Institutional Class shares of the Acquired Fund assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 4.

(b) The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c) The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e) The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f) The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.  Payment of Expenses.

(a) Except as otherwise provided in this Section 5, John Hancock Investment Management Services, LLC, and Rainier Investment Management, Inc., by countersigning this Agreement, agree that they will bear any and all costs and expenses of the Reorganization incurred by the Acquiring Fund and the Acquired Fund; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b) In the event the Reorganization contemplated by this Agreement is not consummated, then each Fund that it shall bear all of its own costs and expenses (including Portfolio Expenses) incurred in connection with such Reorganization.

(c) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.  Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a) Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b) The Acquired Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c) In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d) The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e) The Acquired Trust shall, on behalf of the Acquired Fund:

(A) following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the State of Delaware, the Acquired Trust DOT and Acquired Trust By-laws, the 1940 Act and any other applicable law,

(B) not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and

(C) on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(f) Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(g) Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Trusts and the Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), special counsel to the Acquired Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates).

(h) In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(i) After the Closing Date, the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Acquired Fund to the extent such expenses have been accrued by such Acquired Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

(j) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Acquiring Trust, an open-end management investment company registered under the 1940 Act.

7.  Closing Date.

(a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on April 25, 2008, or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.  Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Trust’s Board and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolution approving this Agreement adopted by the Acquiring Trust’s Board certified by its Secretary.

(b) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(d) That the Acquired Fund shall have received the opinion(s) of Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(A) Both the Acquiring Fund and the Acquiring Trust are duly formed and validly existing under the laws of The Commonwealth of Massachusetts;

(B) the Acquiring Fund is separate series of the Acquiring Trust, an open-end, management investment company registered under the 1940 Act;

(C) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Trust’s Board, and this Agreement has been duly executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(D) neither the execution or delivery by the Acquiring Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(E) the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(F) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of The Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

(e) That the Acquired Fund shall have obtained an opinion from K&L Gates dated as of the Closing Date, addressed to the Acquired Fund, and based upon such representations of the parties as K&L Gates may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(f) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

(g) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Trust or the Acquiring Fund, be contemplated by the Commission.

9.  Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Trust’s Board and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Acquired Trust DOT); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Trust’s Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary.

(b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund shall have received the opinion(s) of [          ], counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(A) Both the Acquired Fund and the Acquired Trust are duly formed and validly existing under the laws of the State of Delaware;

(B) the Acquired Fund is a separate series of the Acquired Trust, an open-end, management investment company registered under the 1940 Act;

(C) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Trust’s Board, and this Agreement has been duly executed and delivered by the Acquired Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(D) neither the execution or delivery by the Acquired Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(E) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Trust on behalf of the Acquired Fund of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of state of Delaware or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

(f) That the Acquiring Fund shall have obtained an opinion from [          ], counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, and based upon such representations of the parties as [          ] may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h) That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j) That prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized up to and including the Closing Date.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(A) by consent of each Trust’s Board, acting on behalf of their respective Funds;

(B) by the Acquired Trust’s Board, on behalf of the Acquired Fund, if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

(C) by the Acquiring Trust’s Board, on behalf of the Acquiring Fund, if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the Reorganization contemplated by this Agreement has not been consummated by June 30, 2008, this Agreement automatically shall terminate on that date, unless a later date is agreed to by each Trust’s Board, acting on behalf of their respective Funds.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board, on behalf of whichever Fund is entitled to the benefit thereof, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the each Trust’s Board to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Indemnification.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. Other Matters.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the Rainier Large Cap Growth Equity Portfolio, c/o Rainier Investment Management, Inc., 601 Union Street, Suite 2801, Seattle, Washington 98102, Attention: General Counsel, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock Rainier Growth Fund, c/o 601 Congress Street, Boston, Massachusetts 02210, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts applicable to agreements made and to be performed in said state.

(d) It is expressly agreed that the obligations of the of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of its respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property as provided in each Trust’s respective Declaration of Trust. The execution and delivery of this Agreement has been authorized by each Trust’s Board on behalf of the Acquired Fund and on behalf of the Acquiring Fund and signed by authorized officers of each respective Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property on behalf of the relevant Fund as provided in each Trust’s respective Declaration of Trust.

(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK FUNDS III,
on behalf of its John Hancock Rainier Growth Fund

By:

Name:

Title:

Attest:

Name:

Title:

RAINIER MANAGEMENT MUTUAL FUNDS,
on behalf of its Rainier Large Cap Growth Equity Portfolio

By:

Name:

Title:

Attest:

Name:

Title:

Agreed and accepted as to Section 5 only:

JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC,
on behalf of itself and its affiliates

By:

Name:

Title:

RAINIER INVESTMENT MANAGEMENT, INC.,
on behalf of itself and its affiliates

By:

Name:

Title:

334PX 03/08